ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 120 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party. The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, SLM Education Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of October 31, 2014, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $3,279,899 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 9 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual

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term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	$771,429,098
Aggregate Outstanding Principal Balance – Treasury Bill	$104,041,996
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	13.49%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$667,387,102
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	86.51%
Number of Borrowers	21,721
Average Outstanding Principal Balance Per Borrower	$35,515
Number of Loans	37,291
Average Outstanding Principal Balance Per Loan – Treasury Bill	$27,250
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$19,938
Weighted Average Remaining Term to Scheduled Maturity	188 months
Weighted Average Annual Interest Rate	7.32%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE
Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	0	$0	0.0%
3.01% to 3.50%	3	85,740	*
3.51% to 4.00%	2	54,281	*
4.01% to 4.50%	0	0	0.0
4.51% to 5.00%	25	220,474	*
5.01% to 5.50%	582	7,900,241	1.0
5.51% to 6.00%	3,289	50,078,444	6.5
6.01% to 6.50%	6,849	117,651,818	15.3
6.51% to 7.00%	11,017	200,518,082	26.0
7.01% to 7.50%	2,191	46,241,812	6.0
7.51% to 8.00%	5,110	126,221,500	16.4
8.01% to 8.50%	6,916	178,132,952	23.1
Equal to or greater than 8.51%	1,307	44,323,754	5.7

Total	37,291	771,429,098	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE
Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	2,732	$7,238,086	0.9%
$5,000.00-$ 9,999.99	2,270	17,303,157	2.2
$10,000.00-$14,999.99	2,905	36,150,632	4.7
$15,000.00-$19,999.99	2,244	38,883,025	5.0
$20,000.00-$24,999.99	1,623	36,517,147	4.7
$25,000.00-$29,999.99	1,464	40,127,063	5.2
$30,000.00-$34,999.99	1,228	39,736,283	5.2
$35,000.00-$39,999.99	1,009	37,695,094	4.9
$40,000.00-$44,999.99	802	34,027,718	4.4
$45,000.00-$49,999.99	669	31,737,152	4.1
$50,000.00-$54,999.99	582	30,451,399	3.9
$55,000.00-$59,999.99	527	30,199,046	3.9
$60,000.00-$64,999.99	447	27,950,133	3.6
$65,000.00-$69,999.99	389	26,186,095	3.4
$70,000.00-$74,999.99	334	24,179,282	3.1
$75,000.00-$79,999.99	289	22,376,595	2.9
$80,000.00-$84,999.99	227	18,766,593	2.4
$85,000.00-$89,999.99	223	19,491,692	2.5
$90,000.00-$94,999.99	199	18,388,968	2.4
$95,000.00-$99,999.99	149	14,525,400	1.9
$100,000.00 and above	1,409	219,498,537	28.5

Total	21,721	$771,429,098	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	34,664	$693,030,250	89.8%
31-60 days	1,082	31,567,010	4.1
61-90 days	513	15,457,506	2.0
91-120 days	286	9,512,042	1.2
121-150 days	188	5,879,134	0.8
151-180 days	150	4,785,765	0.6
181-210 days	104	2,905,898	0.4
Greater than 210 days	304	8,291,492	1.1

Total	37,291	$771,429,098	100.0%

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	39	$14,016	*
4 to12	328	347,811	*
13 to 24	894	1,961,479	0.3%
25 to 36	2,068	5,405,284	0.7
37 to 48	1,060	5,308,166	0.7
49 to 60	1,035	6,416,244	0.8
61 to 72	1,443	10,541,931	1.4
73 to 84	2,127	17,817,188	2.3
85 to 96	4,066	33,568,645	4.4
97 to 108	1,875	19,730,589	2.6
109 to 120	1,597	20,952,970	2.7
121 to 132	2,538	59,353,930	7.7
133 to 144	2,544	65,827,761	8.5
145 to 156	3,083	63,111,107	8.2
157 to 168	1,633	41,255,677	5.3
169 to 180	1,318	33,632,016	4.4
181 to 192	1,247	34,085,490	4.4
193 to 204	1,305	38,057,094	4.9
205 to 216	1,901	57,043,441	7.4
217 to 228	929	32,997,628	4.3
229 to 240	902	32,350,540	4.2
241 to 252	691	27,992,306	3.6
253 to 264	544	24,622,311	3.2
265 to 276	505	26,058,632	3.4
277 to 288	433	22,963,165	3.0
289 to 300	379	21,177,930	2.7
301 to 312	206	13,083,744	1.7
313 to 324	76	5,083,607	0.7
325 to 336	88	6,963,968	0.9
337 to 348	75	6,878,710	0.9
349 to 360	214	20,362,926	2.6
361 and above	148	16,462,792	2.1

Total	37,291	$771,429,098	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balances
Deferment	2,160	56,965,649	7.4%
Forbearance	3,062	106,042,746	13.7
Repayment
First year in repayment	648	32,575,700	4.2
Second year in repayment	613	27,717,835	3.6
Third year in repayment	695	28,014,463	3.6
More than 3 years in repayment	30,113	520,112,704	67.4

Total	37,291	$771,429,098	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 100.9 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

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SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	13.4	-	226.5
Forbearance	-	4.5	228.6
Repayment	-	-	177.9

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $56,965,649 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $27,789,694 or approximately 48.8% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the original prospectus.

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GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	434	$9,687,620	1.3%
Alaska	64	1,077,901	0.1
Arizona	827	17,778,492	2.3
Arkansas	437	7,890,698	1.0
California	4,284	100,166,411	13.0
Colorado	841	15,573,616	2.0
Connecticut	283	5,612,553	0.7
Delaware	82	1,771,521	0.2
District of Columbia	144	3,784,570	0.5
Florida	1,933	46,616,624	6.0
Georgia	1,366	32,876,829	4.3
Hawaii	132	2,428,708	0.3
Idaho	210	4,304,065	0.6
Illinois	1,837	33,081,696	4.3
Indiana	526	8,790,054	1.1
Iowa	304	4,493,004	0.6
Kansas	921	15,859,107	2.1
Kentucky	289	5,660,351	0.7
Louisiana	1,305	28,102,738	3.6
Maine	100	1,733,094	0.2
Maryland	732	17,454,983	2.3
Massachusetts	566	11,882,059	1.5
Michigan	1,292	28,673,242	3.7
Minnesota	1,025	16,259,162	2.1
Mississippi	501	9,575,832	1.2
Missouri	1,183	23,311,879	3.0
Montana	111	1,907,167	0.2
Nebraska	160	3,083,868	0.4
Nevada	298	5,975,124	0.8
New Hampshire	111	2,273,441	0.3
New Jersey	556	12,692,264	1.6
New Mexico	142	3,396,884	0.4
New York	1,471	32,072,903	4.2
North Carolina	621	12,847,078	1.7
North Dakota	40	417,393	0.1
Ohio	198	3,559,714	0.5
Oklahoma	1,013	18,628,614	2.4
Oregon	915	19,577,376	2.5
Pennsylvania	851	15,733,052	2.0
Rhode Island	39	973,493	0.1
South Carolina	324	7,354,959	1.0
South Dakota	68	1,266,128	0.2
Tennessee	892	18,410,967	2.4
Texas	3,752	76,609,335	9.9
Utah	162	3,156,331	0.4
Vermont	26	653,668	0.1
Virginia	807	15,490,800	2.0
Washington	1,747	32,506,328	4.2
West Virginia	95	1,757,541	0.2
Wisconsin	856	17,438,225	2.3
Wyoming	64	1,043,316	0.1
Other	354	8,156,320	1.1

Total	37,291	$771,429,098	100.0%

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We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

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The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE
Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	17,959	$301,051,838	39.0%
Other Repayment Options(1)	19,332	470,377,260	61.0

Total	37,291	$771,429,098	100.0%

(1) Includes, among others, graduated repayment and interest-only period loans.

With respect to interest-only loans, as of the statistical disclosure date, there are 1,192 loans with an aggregate outstanding principal balance of $48,394,813 currently in an interest-only period.  These interest-only loans represent approximately 6.3% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE
Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	18,462	$347,149,765	45.0%
Unsubsidized	18,829	424,279,333	55.0

Total	37,291	$771,429,098	100.0%

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The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE
Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	157	$3,530,206	0.5%
October 1, 1993 through June 30, 2006	37,134	767,898,892	99.5
July 1, 2006 and later	0	0	0.0

Total	37,291	$771,429,098	100.0%

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Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE
Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	2,431	$33,579,761	4.4%
College Assist	121	2,371,645	0.3
Educational Credit Management Corporation	1,164	27,928,257	3.6
Great Lakes Higher Education Corporation	1,327	29,116,498	3.8
Illinois Student Assistance Commission	1,727	29,664,472	3.8
Kentucky Higher Education Assistance Authority	172	3,173,676	0.4
Louisiana Office Of Student Financial Assistance	546	9,175,076	1.2
Michigan Guaranty Agency	831	16,456,433	2.1
Montana Guaranteed Student Loan Program	9	114,855	*
New Jersey Higher Education Student Assistance Authority	372	7,149,915	0.9
New York State Higher Education Services Corporation	1,996	40,231,958	5.2
Northwest Education Loan Association	1,459	25,072,706	3.3
Oklahoma Guaranteed Student Loan Program	1,108	19,899,919	2.6
Pennsylvania Higher Education Assistance Agency	3,726	75,521,981	9.8
Tennessee Student Assistance Corporation	678	12,096,212	1.6
Texas Guaranteed Student Loan Corporation	3,357	66,374,096	8.6
Uninsured	1	15,117	*
United Student Aid Funds, Inc	16,266	373,486,520	48.4

Total	37,291	$771,429,098	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

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SIGNIFICANT GUARANTOR INFORMATION

The information shown for the Significant Guarantor relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantor.

We obtained the following information from various sources, including from the Significant Guarantor and/or from the Department of Education.  None of the depositor, Navient CFC, the servicer, their affiliates or the remarketing agents has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.   In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students who are enrolled at or plan to attend approved educational institutions; (ii) guarantees education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended (“the Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USA Funds contracts with Navient Solutions, Inc., a wholly owned subsidiary of Navient Corporation. USA Funds also contracts with Student Assistance Corporation, a wholly owned subsidiary of Navient Corporation. Navient Corporation and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

Effective December 13, 2004, USA Funds became the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”). Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a “guaranty agency” as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student- or parent-borrowers.

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75 percent of USA Funds’

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losses on default-claim payments made to lenders. The Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency.  Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency). The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

On March, 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program, effective for loans whose first disbursement was after June 30, 2010. As a result of the statute, USA Funds will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2013, USA Funds held net assets on behalf of the federal reserve fund of approximately $193 million. Through September 30, 2013, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $61.6 billion.  Also, as of September 30, 2013, USA Funds had operating fund assets totaling almost $1.2 billion, which includes the $193 million of net assets held on behalf of the Federal Reserve Fund.

USA Funds’ “reserve ratio” complies with the U.S. Department of Education definition, which is determined by dividing the fund balance reserves, including non-cash allowance and other non-cash assets, in a guarantor’s federal reserve fund, by the total amount of loans outstanding. Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2009	2010	2011	2012	2013
United Student Aid Funds, Inc.	0.380%	0.400%	0.394%	0.354%	0.313%

 USA Funds’ “recovery rate,” which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USA Funds during the fiscal year by the aggregate amount of default claims paid by USA Funds outstanding at the end of the prior fiscal year. For the last five fiscal years, the “recovery rate” was as follows:

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	Recovery Rate
	Federal Fiscal Year
Guarantor	2009	2010	2011	2012	2013
United Student Aid Funds, Inc.	36.19%	32.90%	32.17%	31.82%	30.55%

USA Funds’ “loss rate” represents the percentage of claims purchased from lenders but not covered by reinsurance.  For the last five fiscal years, the “loss rate” was as follows:

	Loss Rate
	Federal Fiscal Year
Guarantor	2009	2010	2011	2012	2013
United Student Aid Funds, Inc.	4.48%	4.66%	4.71%	4.73%	4.74%

In addition, USA Funds’ “claims rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are rehabilitated relative to USA Funds’ existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the “claims rate” was as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2009	2010	2011	2012	2013
United Student Aid Funds, Inc.	1.92%	1.69%	1.69%	1.58%	1.41%

USA Funds is headquartered in Fishers, Indiana. USA Funds will provide a copy of its most recent annual report upon receipt of a written request directed to its headquarters at P.O. Box 6028, Indianapolis, Indiana 46206-6028, Attention: Vice President, Corporate and Marketing Communications.

2003-1